UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K
                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) March 2, 2000

                         MASSACHUSETTS FINCORP, INC.
           (Exact name of registrant as specified in its charter)

            Delaware                   0-24791              04-3431804
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(State or other Jurisdiction of      (Commission          (IRS Employer
 incorporation or organization)       File Number)      Identification No.)

                70 Quincy Avenue, Quincy, Massachusetts 02169
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                  (Address of principal executive offices)

                               (617) 825-5555
                               --------------
            (Registrant's telephone number, including area code)

                               Not applicable
                               --------------
       (Former name or former address, if changed since last report.)


Item 5.  Other Events.
----------------------

      On March 2, 2000, Massachusetts Fincorp, Inc. (the "Company"), issued a press release announcing the appointment of Paul C. Green to Treasurer and Renee R. Czajkowski to Corporate Secretary resulting from the resignation of Ruth J. Rogers, Chief Financial Officer, Treasurer and Corporate Secretary of the Company.

      A press release announcing these two appointments is attached as
Exhibit 99.1.

Item 7.  Financial Statements and Other Exhibits.
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         Exhibit 99.1  Press Release dated March 2, 2000.


                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 3, 2000                  By: /s/ Paul C. Green
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                                          Paul C. Green
                                          President and CEO